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                                                                 Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 1995, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-3558, 2-95342, 33-22310, 33-21813, 33-27208, 33-30869, 33-35365, 33-39060,
33-45263, 33-50282, 33-65994, 33-67918, 33-68158, 33-68300, 33-75846, 33-79632,
33-79634, 33-79636 and 33-79638.

                                                         Arthur Andersen LLP

Minneapolis, Minnesota,
March 28, 1995